UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2022
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, California, 91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

EMCORE Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on August 9, 2022 announcing the closing of its acquisition of the Inertial Navigation segment (the “Business”) of KVH Industries, Inc. This Amendment to the Original Form 8-K (“Amendment No. 1”) is being filed solely to amend and supplement the Original Form 8-K to include the historical audited annual financial statements of the Business acquired, the unaudited interim financial statements of the Business acquired, and unaudited pro forma condensed combined financial information related to the Company’s acquisition of the Business. The disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of the Business as of and for the years ended December 31, 2021 and 2020, as well as the accompanying notes and independent auditors’ report are filed as Exhibit 99.1 and are incorporated by reference herein.

The unaudited financial statements of the Business as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, as well as the accompanying notes are filed as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of June 30, 2022, the unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2022 and for the fiscal year ended September 30, 2021, as well as the accompanying notes are filed as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of Independent Certified Public Accountants.
99.1
Audited Financial Statements of the Business as of and for the fiscal years ended December 31, 2021 and 2020. Unaudited Interim Financial Statements of the Business as of June 30, 2022 and for the six months ended June 30, 2022 and 2021.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
Dated: October 25, 2022	Title:	Chief Financial Officer